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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  SPECTRX, INC.
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             (Exact name of Registrant as specified in its charter)



             Delaware                                 (58-2029543)
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


               6025A Unity Drive
               Norcross, Georgia                            30071
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      (Address of principal executive offices)            (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
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Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value per share
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                                (Title of Class)



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Item 1.           Description of Registrant's Securities to be Registered

                  Incorporated by reference to Section "description of Capital Stock" of the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on February 26, 1997 (the "Registration Statement").

Item 2.           Exhibits

                  The following exhibits are filed as a part of this registration:

                  1.    Form of specimen certificate for Registrant's Common
                        Stock.*

                  2.    Restated Certificate of Incorporation of Registrant.**

                  3.    Bylaws of Registrant.***

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*   Incorporated by reference to Exhibit 4.1 to the Registration Statement.
** Incorporated by reference to Exhibit 3.2 to the Registration Statement. *** Incorporated by reference to Exhibit 3.3 to the Registration Statement.



                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 27, 1997.                                      SpectRx, Inc.


                                  By: /s/ Mark A. Samuels
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                                           Mark A. Samuels
                                           President and Chief Executive Officer